                                                                   EXHIBIT 10.35

                                                             TO BE RECORDED WITH
                                                U.S. PATENT AND TRADEMARK OFFICE

                          TRADEMARK SECURITY AGREEMENT

     THIS TRADEMARK SECURITY AGREEMENT (this "AGREEMENT") is made as of November 8, 2006, by SMITH & WESSON CORP., a Delaware corporation (the "DEBTOR"), to and with TD BANKNORTH, N.A. (as successor-by-merger to Banknorth, N.A.), a national banking association (the "SECURED PARTY").

                                    RECITALS

     A. Debtor and Smith & Wesson Holding Corporation have executed and delivered to Secured Party a certain Amended and Restated Loan and Security Agreement of even date herewith, as the same may be amended, renewed, restated or extended from time to time (the "GENERAL SECURITY AGREEMENT"). Capitalized terms used herein without definition shall have the meanings set forth in the General Security Agreement.

     B. Debtor has agreed to enter into this Agreement in furtherance of the rights granted to Secured Party under the General Security Agreement.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, Debtor hereby agrees as follows:

     1. SECURITY INTEREST.

          1.1 Debtor hereby grants to Secured Party a continuing security interest in the following: all trademarks, and all applications therefor, now or hereafter owned by Debtor, whether registered or unregistered, including, but not limited to, those trademarks and trademark applications of Debtor listed on Schedule A attached hereto and made a part hereof (collectively, the "TRADEMARKS"), together with the goodwill of the business associated with and symbolized by such Trademarks (collectively, the "COLLATERAL"), as security for the Obligations (as defined in the General Security Agreement).

          1.2 Debtor hereby requests that the U.S. Commissioner of Patents and Trademarks record this Agreement.

          1.3 For the purpose of enabling Secured Party, during the continuance of an Event of Default, to exercise rights and remedies under Article IX of the General Security Agreement at such time as Secured Party shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, Debtor hereby grants to Secured Party, to the extent assignable, an irrevocable, non-exclusive license to use, assign, license or sublicense any trademarks, service marks, trade names, trade styles, logos, goodwill, copyrights, trade secrets, franchises, licenses and patents or other Collateral now owned or hereafter acquired by Debtor (collectively, the "LICENSED COLLATERAL"), wherever the same may be located, including, without limitation, the following rights:

     (a) the rights in said Licensed Collateral acquired by the common law of the United States or any state thereof or under the law of any foreign nation, organization, or subdivision thereof;

     (b) the rights acquired under the statute of any foreign country, or the United States, or any state or subdivision thereof, whether by registrations of said Licensed Collateral or otherwise;

     (c) the rights acquired in each and every form of said Licensed Collateral as used by Debtor notwithstanding that less than all of such forms would be registered and not withstanding the form of said Licensed Collateral;

     (d) the right to use or license any party to the use of all or any of said Licensed Collateral in connection with the sale of goods and/or the rendering of services in the conduct of services advertising, promotion and the like anywhere in the world;

     (e) the right to use said Licensed Collateral either in connection with or entirely independent from the other collateral securing the Obligations;

     (f) the right to assign, transfer and convey a partial interest or the entire interest in any one or more parts of said Licensed Collateral;

     (g) the right to seek registration, foreign or domestic, of any of such Licensed Collateral which was not registered as of the date hereof or registered subsequently;

     (h) the right to prosecute pending applications (if applicable) for foreign or domestic registration (federal or state) of any of such Licensed Collateral; and

     (i) the right to access to all media in which any of the Licensed Collateral may be recorded or stored and to all computer programs used for the compilation or printout hereof.

          1.4 Acquired Property. If Debtor shall at any time after the date hereof (a) obtain any rights to any additional Collateral or (b) become entitled to the benefit of any additional Collateral or any renewal or extension thereof, including any reissue, division, continuation, or continuation-in-part of any Collateral, or any improvement on any Collateral, the provisions hereof shall automatically apply thereto and any such item enumerated in the preceding clause
(a) or (b) shall automatically constitute Collateral as if such would have constituted Collateral at the time of execution hereof and be subject to the lien and security interest created by this Agreement without further action by any party. Debtor shall promptly provide to Secured Party written notice of any of the foregoing and confirm the attachment of the lien and security interest created by this Agreement to any rights described in clauses (a) and (b) above by execution of an instrument in form reasonably acceptable to Secured Party and the filing of any instruments or statements as shall be reasonably necessary to create, preserve, protect or perfect Secured Party's security interest in such Collateral. Further, Debtor authorizes Secured Party to modify this Agreement by amending Schedule A hereto to include any Collateral of Debtor acquired or arising after the date hereof.

     2. REPRESENTATIONS AND WARRANTIES. The Debtor represents and warrants that:

          2.1. Schedule A sets forth as of the date hereof all United States and foreign trademark registrations and trademark applications owned by Debtor.

          2.2. As of the date hereof, the Collateral set forth on Schedule A is subsisting and has not been adjudged invalid or unenforceable.

          2.3. Debtor has the full power and authority to enter into this Agreement and perform its terms.

          2.4. Debtor has used proper statutory notice in connection with its use of the Collateral to the extent commercially practicable and customary within the relevant industry.

     3. COVENANTS. Debtor covenants and agrees as follows:

          3.1. If Debtor shall purchase, register or otherwise acquire rights to any new registrable or registered trademark, the provisions of Section 1 shall automatically apply thereto and annually by the end of the first calendar quarter following the previous calendar year, Debtor shall provide written notice to the Secured Party of all applications for registration of Trademarks, to the extent such applications exist, made during the preceding calendar year, and shall execute an amendment to Schedule A, as applicable, including such registrations and applications and shall take any other action reasonably necessary to record Secured Party's interest in such trademarks with the U.S. Commissioner of Patents and Trademarks.

          3.2. Debtor will continue to use proper statutory notice in connection with its registration of any of the Collateral to the extent commercially practicable and customary within the relevant industry.

          3.3. Debtor shall execute, or use its reasonable efforts at its reasonable expense to cause to be executed, such further documents as may be reasonably requested by Secured Party in order to effectuate fully the grant of security interest set forth in Section 1 hereof.

          3.4 Debtor shall (a) promptly notify Secured Party of any adverse determination in any proceeding or the institution of any proceeding in any federal, state or local court or administrative body or in the United States Patent and Trademark Office regarding any Collateral (as defined in the General Security Agreement), Debtor's right to register such Collateral or its right to keep and maintain such registration in full force and effect, (b) maintain all Collateral as presently used and operated, except, so long as no Event of Default shall have occurred and be continuing, as shall be consistent with commercially reasonable business judgment, (c) not permit to lapse or become abandoned or become dedicated to the public any Collateral, and not settle or compromise any pending or future litigation or administrative proceeding with respect to any such Collateral, in either case except, so long as no Event of Default shall have occurred and be continuing, as shall be consistent with commercially reasonable business judgment, (d) promptly notify Secured Party in writing of any event which may be reasonably expected to materially and adversely affect the value or utility of any Collateral or the rights and remedies of Secured Party in relation thereto including a levy or threat of levy or any legal process against any Collateral, (e) not license any Collateral or amend or permit the amendment of any of the licenses in any manner that would materially impair the lien on and security interest in the Collateral created therein hereby, without the consent of Secured Party, (f) keep complete, accurate and adequate records respecting all Collateral consistent with past business practice and (g) furnish to Secured Party, from time to time upon Secured Party's reasonable request therefor, reasonably detailed statements and amended schedules further identifying and describing the Collateral and such other materials evidencing or reports pertaining to any Collateral as Secured Party may from time to time reasonably request.

          3.5 (a) Subject to subsection (b) below, unless there shall occur and be continuing any Event of Default, Debtor shall have the right to commence and prosecute in its own name, as the party in interest, for its own benefit and at the sole cost and expense of Debtor, such applications for protection of the Collateral and suits, proceedings or other actions to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value or other damage as are necessary to protect the Collateral. Upon the occurrence and during the continuance of any Event of Default, Secured Party shall have the right but shall in no way be obligated to file applications for protection of the Collateral and/or bring suit in the name of Debtor or the Secured Party to enforce the Collateral and any license thereunder. In the event of such suit, Debtor shall, at the reasonable request of Secured Party, do any and all lawful acts and execute any and all documents requested by Secured Party in aid of such enforcement and Debtor shall promptly reimburse and indemnify Secured Party for all costs and expenses incurred by Secured Party in the exercise of its rights under this Section 3.5 in accordance with the General Security Agreement. In the event that Secured Party shall elect not to bring suit to enforce the Collateral, Debtor agrees, at the reasonable request of Secured Party, to take all commercially reasonable actions necessary, whether by suit, proceeding or other action, to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value of or other damage to any of the Collateral by any person.

          (b) In the event that any Collateral is infringed, misappropriated or diluted by a third party, Debtor shall (i) take such actions as Debtor shall reasonably deem appropriate under the circumstances to protect such Collateral and (ii) if such Collateral is of material economic value, promptly notify Secured Party after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

     4. REMEDIES. After the occurrence and during the continuance of any Event of Default (as defined in the General Security Agreement), Secured Party may declare all Obligations secured hereby immediately due and payable and shall have the remedies set forth in the General Security Agreement and the remedies of a secured party under the Uniform Commercial Code.

     5. ATTORNEY-IN-FACT. Debtor hereby appoints Secured Party, as Debtor's attorney-in-fact (with full power of substitution and resubstitution) with the power and authority, after the occurrence of any Event of Default, to execute and deliver, in the name of and on behalf of Debtor, and to cause the recording of all such further assignments and other instruments as Secured Party deems necessary in order to protect its interest in the Collateral. Debtor agrees that all third parties may conclusively rely on any such further assignment or other instrument so executed, delivered and recorded by Secured Party (or Secured Party's designee in accordance with the terms hereof) and on the statements made therein.

     6. RELEASE OF CERTAIN COLLATERAL. Notwithstanding anything herein to the contrary, and without limiting the rights of the Secured Party under Section
8.06 of the General Security Agreement, the Secured Party shall release its lien on and security interest in the Collateral upon satisfaction of both of the following conditions: (i) all Acquisition Loans (as defined in the General Security Agreement) shall have been paid and satisfied in full and the Acquisition Loan Commitment (as defined in the General Security Agreement) shall have been terminated and (ii) no Default or Event of Default shall have occurred and be continuing.

     7. GENERAL.

          7.1. No course of dealing between Debtor and Secured Party, nor any failure to exercise, nor any delay in exercising on the part of Secured Party, any right, power or privilege hereunder or under the General Security Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any right, power or privilege. No waiver by Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion.

          7.2. All of Secured Party's rights and remedies with respect to the Collateral, whether established hereby or by the General Security Agreement, or by any other agreement or by law shall be cumulative and may be exercised singularly or concurrently. This Agreement is in addition to, and is not limited by nor in limitation of, the provisions of the General Security Agreement or any other security agreement or other agreement now or hereafter existing between Debtor and Secured Party.

          7.3. If any clause or provision of this Agreement shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

          7.4. This Agreement is subject to modification only by a writing signed by the parties, except as otherwise provided in Section 3.1 hereof.

          7.5. The benefits and obligations of this Agreement shall inure to the benefit of and be binding upon the respective successors and assignees of the parties.

          7.6. The validity and interpretation of this Agreement and the rights and obligations of the parties shall be governed by the laws (other than the conflict of laws rules) of the Commonwealth of Massachusetts.

     8. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                      [THE NEXT PAGE IS THE SIGNATURE PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as an instrument under seal by their duly authorized representatives all as of the day and year first above written.

                                        SMITH & WESSON CORP.


                                        By: /s/ John A. Kelly
                                            ------------------------------------
                                            John A. Kelly
                                            Vice President and Chief
                                            Financial Officer


                                        TD BANKNORTH, N.A. (as
                                        successor-by-merger to Banknorth, N.A.)


                                        By: /s/ Maria P. Goncalves
                                            ------------------------------------
                                            Maria P. Goncalves
                                            Senior Vice President

                         [ACKNOWLEDGEMENTS ON NEXT PAGE]

                          COMMONWEALTH OF MASSACHUSETTS

Hampden County, ss.

     On this 8th day of November, 2006, before me, the undersigned Notary Public, personally appeared the above-named John A. Kelly, proved to me by satisfactory evidence of identification, being (check whichever applies): [ ] driver's license or other state or federal governmental document bearing a photographic image, [ ] oath or affirmation of a credible witness known to me who knows the above signatory, or [X] my own personal knowledge of the identity of the signatory, to be the person whose name is signed above, and acknowledged the foregoing to be signed by him voluntarily for its stated purpose, as the duly-authorized Vice President and Chief Financial Officer of Smith & Wesson Corp.


                                  /s/ Deborah A. Roe
                                  ----------------------------------------------
                                  (Print Name of Notary Public): Deborah A. Roe My commission expires: 03/27/09
                                  Qualified in the Commonwealth of Massachusetts

                          COMMONWEALTH OF MASSACHUSETTS

Hampden County, ss.

     On this 6 day of November, 2006, before me, the undersigned Notary Public, personally appeared the above-named Maria P. Goncalves, proved to me by satisfactory evidence of identification, being (check whichever applies): [ ] driver's license or other state or federal governmental document bearing a photographic image, [ ] oath or affirmation of a credible witness known to me who knows the above signatory, or [X] my own personal knowledge of the identity of the signatory, to be the person whose name is signed above, and acknowledged the foregoing to be signed by her voluntarily for its stated purpose, as the duly-authorized Senior Vice President of TD Banknorth, N.A. (as successor-by-merger to Banknorth, N.A.).


                                  /s/ Anne Kulik
                                  ----------------------------------------------
                                  (Print Name of Notary Public): Anne Kulik
                                  My commission expires: Dec 22, 2006
                                  Qualified in the Commonwealth of Massachusetts